SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

NTS MORTGAGE INCOME FUND

(Name of Registrant as Specified In Its Charter)

NTS MORTGAGE INCOME FUND
10172 Linn Station Road, Louisville, Kentucky 40223
ATTN: Gregory A. Wells

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
  (set forth the amount on which the filing fee is calculated and state how it was determined):

  Proposed maximum aggregate value of transaction:

  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
Form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.:

  Filing Party:

  Date Filed:

[GRAPHIC OMITTED] MORTGAGE INCOME FUND
--------------------------------------------------------------------------------
7103 SOUTH REVERE PARKWAY                              ENGLEWOOD, COLORADO 80112

                                                                    May 15, 2003

DEAR STOCKHOLDER:

We invite you to attend the 2003 Annual Meeting of  Stockholders of NTS Mortgage
Income  Fund  ("Fund")  to  be  held  at  Fawn  Lake,  11901  Longstreet  Drive,
Spotsylvania, Virginia 22553 on June 16, 2003 at 11:00 a.m.

The attached  Notice of Annual Meeting and Proxy  Statement  describe the formal business to be  transacted  at the  meeting.  During the  meeting,  we will also report on the operations of the Fund. Directors and Officers of the Fund will be present to respond to any questions you may have.

Your vote is important, regardless of the number of shares you own. ON BEHALF
OF THE BOARD OF DIRECTORS,  WE URGE YOU TO COMPLETE BOTH SIDES,  SIGN,  DATE AND
RETURN THE ENCLOSED  PROXY CARD AS SOON AS POSSIBLE,  EVEN IF YOU CURRENTLY PLAN
TO ATTEND THE  ANNUAL  MEETING.  This will not  prevent  you from  voting in person, but will assure that your vote is counted if you are unable to attend.

                                                Sincerely,

                                                /s/ J.D. Nichols

                                                J.D. Nichols
                                                Chairman of the Board

[GRAPHIC OMITTED]MORTGAGE INCOME FUND

7103 South Revere Parkway
Englewood, Colorado 80112

-------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2003

-------------------------

To the Stockholders of NTS Mortgage Income Fund:

The Annual Meeting of Stockholders  (the "Meeting") of NTS Mortgage Income Fund,
a Delaware corporation (the "Fund"),  will be convened on Monday, June 16, 2003, at Fawn Lake, 11901 Longstreet Drive, Spotsylvania, Virginia 22553 at 11:00 a.m.
Eastern Time (the "Meeting Date") pursuant to this notice.  All Stockholders are entitled to attend the Meeting if they so elect.  The Fund will solicit proxies, pursuant to the enclosed Proxy Statement,  for use at the Meeting on the Meeting
Date.  The Fund  expects  that a quorum will be present on the Meeting  Date and that the matters to be  considered  by the  Stockholders  at the Meeting will be acted  upon  then.  The  Annual  Meeting  of  Stockholders  will be held for the following purposes:

     1.   To amend the Fund's  By-Laws to provide that the number of Independent
          Directors shall not exceed the number of Affiliated  Directors by more than two.

     2.   To elect six Directors to hold office until the next Annual Meeting of
          Stockholders or until their successors are elected and qualified;

     3.   To ratify the appointment of Ernst & Young LLP as independent auditors for the Fund for 2003; and

     4.   To  transact  such other  business  as may  properly  come  before the
          Meeting, or any adjournment thereof.

The Board of  Directors  has fixed the close of business on May 1, 2003,  as the record date for the  determination of Stockholders  entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the Meeting in person,  please  complete  both sides, sign, date and return the enclosed proxy card. Thank you very much.

                                                /s/ Neil A. Mitchell
                                                NEIL A. MITCHELL
                                                Secretary and Treasurer

   The Fund's 2002 Annual Report is being mailed to Stockholders concurrently.

[GRAPHIC OMITTED]MORTGAGE INCOME FUND

-------------------------

PROXY STATEMENT

-------------------------

This Proxy Statement is furnished in connection with the  solicitation by and on behalf of the Board of  Directors  of NTS  Mortgage  Income Fund (the "Fund") of
proxies to be voted at the next Annual Meeting of  Stockholders  (the "Meeting")
when it is convened on Monday,  June 16, 2003,  at 11:00 a.m.  Eastern Time (the
"Meeting  Date"),  or any subsequent  adjournment  thereof,  at Fawn Lake, 11901
Longstreet Drive, Spotsylvania, Virginia 22553.

THE PROXIES SOLICITED BY THE FUND PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED
FOR USE AT THE MEETING  WHEN  CONVENED ON THE  MEETING  DATE AND ANY  SUBSEQUENT
ADJOURNMENTS AND MAY NOT BE USED FOR ANY PURPOSE, INCLUDING THE DETERMINATION OF
WHETHER  A QUORUM  IS  PRESENT,  PRIOR TO THE  MEETING  DATE.  THEREFORE,  IT IS
ANTICIPATED THAT THE BUSINESS OF THE FUND TO BE CONSIDERED AT THE MEETING,  WITH
RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE
ADDRESSED ON THE MEETING DATE.

The  by-laws of the Fund (the  "By-Laws")  require  that the  Annual  Meeting of
Stockholders  of the Fund for any year be held not less  than  thirty  (30) days after delivery of the Annual Report,  but within six (6) months after the end of each fiscal year unless extended due to the inability to hold the meeting within such  time,  in which case it shall be held as soon as  practicable  thereafter.
Therefore,  the 2003 Annual Meeting of Stockholders of the Fund will be convened on June 16, 2003 (the "Meeting Date").

The  solicitation of proxies will be by mail and the cost will be borne directly by the Fund. Upon request, the Fund will reimburse banks, brokers,  nominees and related  fiduciaries for reasonable  expenses incurred by them in sending annual reports  and proxy  materials  to  beneficial  owners  of  shares to the  extent required by Rule  14a-13(a-b)  under the  Securities  Exchange  Act of 1934,  as amended.

Shares  of common  stock of the Fund  (the  "Shares")  represented  by  properly executed  proxies  received by the Board of Directors  prior to the Meeting Date will be voted at the  Meeting on the Meeting  Date.  Shares not  represented  by properly executed proxies will not be voted. Where a Stockholder  specifies in a proxy a  choice  with  respect  to any  matter  to be  acted  upon,  the  Shares represented by such proxy will be voted as specified.  Where a Stockholder  does not specify a choice,  in an otherwise  properly executed proxy, with respect to any proposal referred to therein,  the Shares  represented by such proxy will be voted with respect to such proposal in accordance  with the  recommendations  of the Board of Directors  described  herein. A Stockholder who signs and returns a proxy in the  accompanying  form may revoke it by: (i) giving  written notice of revocation to the Secretary of the Fund before the proxy is voted at the

Meeting on the Meeting Date; (ii) executing and delivering a later-dated  proxy;
or (iii)  attending the Meeting on the Meeting Date and voting his or her Shares in person.

The close of  business  on May 1, 2003 has been fixed as the record date for the determination  of  Stockholders  entitled  to  notice  of,  and to vote at,  the
Meeting. On such date, the Fund had outstanding  approximately 3,187,000 shares, each  of  which  entitles  the  holder  thereof  to one  vote  at  the  Meeting.
Stockholders  of record as of the record  date will be  entitled  to vote at the
Meeting or any adjournments  thereof. A quorum,  consisting of the holders of at least a majority of the issued and outstanding  Shares eligible to vote, must be present,  in person or by proxy, at the Meeting for valid Stockholder  action to be taken.

The mailing address of the principal executive offices of the Fund is 10172 Linn
Station Road,  Louisville,  Kentucky 40223. This proxy statement and the related proxy card are being mailed to Stockholders on or about May 15, 2003.

MATTERS TO BE CONSIDERED BY STOCKHOLDERS

Amendment to By-Laws

The first proposal on which Stockholders are asked to vote at the Annual Meeting is to amend  Section  4.1 of the  By-Laws to permit  the  number of  Independent
Directors to exceed the number of Affiliated  Directors by no more than two (2), from the present  limitation  that the number of  Independent  Directors  cannot exceed the number of  Affiliated  Directors by more than one (1).  Provided that
Stockholders  agree  to amend  the  By-Laws  in  accordance  with the  Company's proposal,  all six nominees  will be eligible  for  election at the meeting.  If
Stockholders  do not agree to amend the  By-Laws,  then only five (5)  Directors will be eligible for election at the meeting, and Mr. Robert A. Guimbarda's name will be  removed  from  the  slate of  Director  nominees  to be  voted  upon by
Stockholders.

At the present  time,  Section 4.1 of the By-Laws  provides  that the Fund shall have not less than three nor more than nine Directors, the exact number of which shall be set by resolution of the Board of Directors, and at least a majority of whom shall at all times be Independent Directors,  and further provides that the number of  Independent  Directors  at any time  shall not  exceed  the number of
Affiliated Directors by more than one. The increase in the number of Independent
Directors  will  allow the Board of  Directors  to add a  director  who,  in the
Board's judgment, satisfies the definition of "audit committee financial expert"
under SEC  regulations  adopted  under  the  Sarbanes-Oxley  Act of 2002,  while retaining  each of the current  Directors.  The Board of  Directors  anticipates designating a director as a financial  expert before the proxy statement for the
Fund's 2004  annual  meeting.  The Board of  Directors  desires to increase  the number  of  Directors  on the  Board  of  Directors  to  six,  with  four  being
Independent Directors and two being Affiliated Directors.

The By-Laws permit the increase in the number of Directors to six, as determined by  resolution  of the Board of  Directors,  but the By-Laws are  proposed to be amended to permit the number of  Independent  Directors  to exceed the number of
Affiliated  Directors by no more than two, so as to accommodate the contemplated increase in the number

of  Independent  Directors  on the Board.  If the  amendment  to the  By-Laws is approved by the  Stockholders,  then Mr.  Guimbarda,  who would be considered an
Independent  Director,  will be included in the slate of director nominees to be voted upon by Stockholders.  The number of Affiliated  Directors would remain at two.

The proposed amendment to the By-Laws is as follows:

     "Section 4.1 of the By-Laws is hereby amended to provide that the number of
     Independent Directors at any time shall not exceed the number of Affiliated
     Directors by more than two."

RECOMMENDATION  OF THE BOARD:  The  foregoing  amendment  to the By-Laws will be presented  for  consideration  by the  Stockholders  at the  Annual  Meeting  of
Stockholders  and the Board of Directors  recommends  that the  amendment to the
By-Laws be approved.

Assuming a quorum is present,  the  affirmative  vote of a majority of the votes cast by Stockholders eligible to vote at the meeting and present in person or by proxy is required to approve the amendment to the By-Laws as set forth above.

Election of Directors

Six  members  of the Board of  Directors  ("Directors")  will be  elected at the
Meeting,  each to serve  until  the  next  Annual  Meeting  of  Stockholders  or otherwise as provided by the By-Laws and until their  respective  successors are elected and qualified.  The Fund presently has a Board of Directors comprised of five persons;  however,  the Board  believes that it is in the best interests of the Stockholders to increase the number of Independent  Directors from three (3)
to four (4). Presently,  the By-Laws state three (3) Independent  Directors must be  unaffiliated  with NTS  Corporation,  the  sponsor of the Fund ("NTS" or the
"Sponsor") and NTS Advisory  Corporation  (the  "Advisor"),  while the remaining
Directors  can be,  and  are,  affiliated  with  the  Advisor  (the  "Affiliated
Directors").

Unless instructions to the contrary are given, the persons named as proxy voters in the  accompanying  proxy, or their  substitutes,  will vote for the following nominees for Director  with respect to all proxies  received by the Fund. If any nominee should become unavailable for any reason, it is intended that votes will be  cast  for a  substitute  nominee  designated  by the  remaining  Independent
Directors,  with  respect to the  Independent  Directors,  and by the  remaining
Affiliated  Director,  with respect to the  Affiliated  Directors.  The Board of
Directors  has no reason to believe  that the  nominees  named will be unable to serve if elected.

The By-Laws provide that an Independent Director may not, directly or indirectly
(including  through a member of his immediate  family),  own any interest in, be employed by, have any present  material  business or  professional  relationship with, or serve as a director or trustee of, more than two real estate investment trusts ("REITs")  organized by the Advisor or its Affiliates.  Additionally,  an
Independent  Director may not perform other  services for the Fund,  except as a
Director.  The By-Laws  provide that the Independent  Directors,  or a committee thereof,  shall  nominate  persons to be elected as

Independent  Directors.  The names of the nominees for Independent  Director and certain information regarding them, including their principal occupation for the past five years, are as follows:

                                                                                               Year First
                                                Principal Occupation(s)                        Elected a
Name                 Age                          During Past 5 Years                           Director
----                 ---                        ----------------------                         ----------
Robert M. Day         51     Mr. Day is President of  EdwardsDay  Incorporated,  a private        1999
                             real  estate  investment  firm,  which  is the  successor  to
                             Lambert  Smith  &  Hampton,  in  Atlanta,  Georgia.  Mr.  Day
                             received a Bachelor  of Business  Administration  degree from
                             Georgia State  University and holds an MAI  designation  from the Appraisal  Institute.  Mr. Day is a member of the Atlanta
                             Board of Realtors and the Urban Land Institute.

Gerald B. Thomas      64     Mr. Thomas has 26 years  experience in Commercial Real Estate        1988
                             lending.  Formerly a Senior Vice President  with  Mid-America
                             Bank  of  Louisville,  Mr.  Thomas  joined  Citizens  Bank of
                             Kentucky   in   February   1996  as  Vice   President,   with
                             responsibility  of developing real estate portfolios for four
                             Kentucky   affiliate   banks   of   CNB   Bancshares,   Inc.,
                             Evansville,   Indiana.   Mr.  Thomas  has  attended   Eastern
                             Kentucky  University,  National School of Real Estate Finance
                             (Ohio  State  University)  and  National  Institute  of  Real
                             Estate  Appraisers  (University  of  Louisville).   He  is  a
                             former board member of Big Brothers/Big Sisters,  Louisville,
                             Kentucky  and  Co-chairman  of  the  Programs,  Planning  and
                             Evaluation Committee.

Gerald B. Brenzel     71     Mr.   Brenzel  has  over  forty  years   experience   in  the        1996
                             securities  industry.  Mr.  Brenzel  was  founder  and CEO of
                             Commonwealth  Investment  Group,  Inc., an  investment  money
                             managers  and   regional   brokerage   firm  in   Louisville,
                             Kentucky.  From 1964 to 1988,  Mr.  Brenzel was Regional Vice
                             President and Branch  Manager of Stifel,  Nicolaus & Company,
                             and a member  of the Board of that  firm,  was also an allied member of the New York Stock  Exchange  (1964 thru  1988).  A former  Governor of the National  Association  of

                             Securities Dealers,  Mr.  Brenzel  attended the University of
                             Louisville for three years and also served  three years in the
                             U. S. Air Force during the Korean War.

Robert A. Guimbarda   52     Mr.  Guimbarda  is President  of Enhanced  Value  Strategies,        2003
                             Inc.  (EVS) a St. Louis,  Missouri  based  full-service  real
                             estate   consulting   firm  he  founded  in  1998.   In  this
                             capacity,  he has been  providing  consulting  services  to a variety  of  clients,  concentrating  principally  on capital solutions  (debt and equity) and strategic  policies for real
                             estate   organizations.   Through  EVS  he  has  worked  with
                             service  providers,  private and  institutional  investors as
                             well  as   developers  of  single  family  and  multi  family
                             residential  communities.  Mr. Guimbarda has been involved in key  management  positions  in the real estate  industry  for more than  eighteen  years.  He was  associated  with Paragon
                             Group, Inc. as a financial and administrative  officer in its
                             Midwest  Region  Headquarters  as well as having  operational
                             responsibilities   in  both   multi-family   and   commercial
                             property  disciplines.  Mr.  Guimbarda  holds a  Bachelor  of
                             Science   degree  in   Accounting   from   California   State
                             University-Hayward,  California.  He worked with Coopers &
                             Lybrand for  approximately  five years  concentrating  on the construction and financial  service  industries.  He is a CPA
                             (Missouri) and has had extensive  audit  experience with both large and small clients.  Mr.  Guimbarda has been active with a variety of industry groups  including;  National  Apartment
                             Association; St. Louis Home Builders Association;  BDMA; IREM
                             and the Missouri Society of CPA's.

                             Stockholders  will vote on the election of Mr. Guimbarda as a
                             Director  only if  Stockholders  approve  the  resolution  to amend  the  By-Laws.  If  Stockholders  do  not  approve  the resolution to approve the By-Laws,  Mr. Guimbarda's name will be removed  from the slate of  Directors  to be voted upon by
                             Stockholders.

The By-Laws provide that the two Affiliated  Directors shall be nominated by the
Affiliated  Directors.  The names of the  nominees for  Affiliated  Director and certain information regarding them, including their principal occupation for the past five years, is as follows:

                                                                                  Year First
                                           Principal Occupation(s)                Elected A
Name                Age                     During Past 5 Years                    Director
----                ---                    ----------------------                 ----------
J. D. Nichols       61       Since 1972,  Mr. Nichols has been Chairman of the       1988
                             Board  and  Chief   Executive   Officer   of  NTS
                             Corporation,  as well as its  various  affiliates
                             and predecessor  companies.  NTS Corporation is a
                             real estate development and construction company.

Brian F. Lavin      49       Mr. Lavin has been President of NTS  Corporation,       1999
                             NTS  Capital   Corporation  and  NTS  Development
                             Company  since  February  1999.  From  July  1997
                             through   February  1999,  Mr.  Lavin  served  as
                             Executive  Vice  President  of  NTS   Development
                             Company   and  NTS  Capital   Corporation.   From
                             November  1994  through  June  1997,   Mr.  Lavin
                             served as President of the  Residential  Division
                             of Paragon  Group,  Inc., and as a Vice President
                             of Paragon's  Midwest  Division prior to November
                             1994.   In  this   capacity,   he  directed   the
                             development,  marketing,  leasing and  management
                             operations    for   the   firm's    real   estate
                             portfolios.  He  has  served  as  a  Director  of
                             Louisville   Apartment   Association.   He  is  a
                             licensed   Kentucky   Real   Estate   Broker  and
                              Certified Property Manager.

The Board of Directors  meets at least  quarterly to address the business of the
Fund either in person or by telephone  conference.  The Board of  Directors  met four  times,  either in person or by  telephone,  in 2002 and all members of the
Board of Directors attended at least 75% of such meetings. The Board established an Audit Committee in 1992. The Audit Committee is composed of three Independent
Directors.  The  principal  functions of the Audit  Committee  are to review the scope and results of the Fund's audit and review the Fund's accounting policies, procedures, and system of internal controls.

We, the members of the Audit  Committee of NTS Mortgage  Income Fund,  represent the following:

     1)   The Audit  Committee has reviewed and discussed the Company's  audited financial statements with management of the Company;

     2)   The Audit Committee has discussed with its independent  auditors,  the matters required to be discussed by Statement of Accounting  Standards
          61, as may be modified or supplemented;

     3)   The Audit  Committee  has  received  the written  disclosures  and the
          letter  from  its  independent   auditors   required  by  Independence
          Standards  Board  Standard No. 1, as may be modified or  supplemented, and has discussed with its independent auditors its independence and;

     4)   Based on the  review  and  discussions  referred  to above,  the Audit
          Committee  recommended  to the  Board of  Directors  that the  audited financial  statements  be included in the  Company's  Annual Report on
          Form 10-K for the year ended December 31, 2002.

          Robert M. Day     Gerald B. Thomas          Gerald B. Brenzel

The Board of Directors has adopted a written charter for the Audit Committee,  a copy of which is available to Stockholders  upon request.  All of the members of the Audit Committee are independent,  as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market.

RECOMMENDATION  OF THE  BOARD:  The  foregoing  nominees  for  Director  will be presented for election by the Stockholders at the Annual Meeting of Stockholders
and the Board of Directors recommends that they be elected.

Assuming a quorum is present,  the  affirmative  vote of a majority of the votes cast by Stockholders eligible to vote at the meeting and present in person or by proxy is required to elect each of the nominees listed above.

Ratification of Auditor

The Audit  Committee  of the Board of  Directors  of NTS  Mortgage  Income  Fund
annually  considers  and  recommends  to the Board the  selection  of the Fund's independent  public  accountants.  As recommended by the Fund's Audit Committee, the Fund's Board of Directors on May 23, 2002 decided to no longer engage Arthur
Andersen LLP  ("Andersen")  as the Fund's  independent  public  accountants  and engaged Ernst & Young LLP to serve as the Fund's  independent public accountants for 2002. The  appointment of Ernst & Young for 2003 is subject to  ratification by the Fund's stockholders at the Annual Meeting.

Andersen's reports on the Fund's consolidated financial statements for the years
2000 and 2001 did not contain an adverse  opinion or disclaimer of opinion,  nor were they  qualified or modified as to  uncertainty,  audit scope or  accounting principles.  Andersen's

report on the Fund's  consolidated  financial  statements for 2001 was issued on
April  1,  2002  containing  an  unqualified  opinion  in  conjunction  with the publication  of the Fund's Annual Report to  Shareholders  and the filing of the
Fund's Annual Report on Form 10-K.

During the Fund's two most recent  fiscal years and through May 23, 2002,  there were no  disagreements  with Andersen on any matter of accounting  principles or practices, financial statement disclosure, or auditing scope or procedure which, if not  resolved  to  Andersen's  satisfaction,  would  have  caused  it to make reference  to the  subject  matter in  connection  with its report on the Fund's consolidated  financial  statements for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

During the Fund's two most recent  fiscal  years and through May 23,  2002,  the
Fund did not  consult  Ernst  &  Young with  respect to the  application  of accounting principles to a specified transaction,  either completed or proposed, or the type of audit  opinion that might be rendered on the Fund's  consolidated financial statements,  or any other matters or reportable events listed in Items
304(a)(2)(i) and (ii) of Regulation S-K. A  representative  of Ernst & Young is expected to be present at the Annual Meeting.  Such  representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate Stockholder questions.

RECOMMENDATION OF THE BOARD: The Board of Directors  recommends  ratification of the designation of Ernst &  Young LLP, an independent  public  accounting firm, as auditor for the year 2003.

Audit Fees

The Fund estimates that the aggregate  fees billed by its  independent  auditors for  professional  services  rendered  in  connection  with (i) the audit of the
Fund's annual financial statements set forth in the Fund's Annual Report on Form
10-K for the year ended  December  31,  2002,  and (ii) the review of the Fund's quarterly financial statements set forth in the Fund's Quarterly Reports on Form
10-Q  for the  three  quarters  ending  on March  31,  2002,  June 30,  2002 and
September 30, 2002, respectively, totaled approximately $82,000.

All Other Fees

The Fund estimates  that the aggregate  fees for all other services  rendered by
its   independent   auditors  for  the  Fund's  most  recent  fiscal  year  were approximately $13,000. These fees consist mainly of federal, state and local tax planning, tax return preparation and related tax assistance.

The Audit Committee has determined  that the provision by Ernst &  Young LLP of services other than for audit services is compatible with  maintaining  Ernst
& Young LLP's independence.

Financial Information, Systems Design and Implementation Fees

The Fund paid no fees in this category for the most recent fiscal year.

Executive Officers

The  following  table  sets forth  information  with  respect  to the  executive officers of the Fund who are not directors.  Each officer is elected annually by the Board of Directors  and serves until his  successor is elected and qualified or until his death, resignation or removal by the Board of Directors.

                                                                                        Year First
                                               Principal Occupation(s)                   Elected an
Name                     Age                     During Past 5 Years                      Officer
----                     ---                   ----------------------                  --------------
Neil A. Mitchell         44       Mr.   Mitchell   is   Vice   President   of   NTS      Secretary
                                  Corporation,  with  responsibility  for  Finance,         and
                                  Asset  Management and Investor  Services.  Before    Treasurer, 1998
                                  joining NTS in August  1987,  Mr.  Mitchell was a
                                  real   estate   loan   officer  of  PNC  Bank  in
                                  Louisville, Kentucky.

Compensation of Directors and Executive Officers

Beginning in the first  quarter of 2002,  the Fund  increased  each  Independent
Director's Fee from $12,000 per year to $16,000 per year.  Independent Directors received a total of $48,000 in fees  during the year ended  December  31,  2002.
Neither the Affiliated Directors nor the Executive Officers of the Fund received any  compensation  from the Fund in 2002,  nor will they in 2003.  However,  the
Affiliated  Directors  will be reimbursed by the Fund for their travel  expenses incurred in connection  with attending  meetings of the Board of Directors.  The
Affiliated Directors and Executive Officers are employees,  officers,  directors
and/or   beneficial  owners  of  the  Advisor  and/or  its  affiliates  and  are compensated by such entities, in part, for their services to the Fund.

Shareholdings by Directors and Executive Officers

As  of  May  1,  2003,  the  Directors  and  Executive  Officers  of  the  Fund,
individually and as a group, owned the number of Shares set forth below:

----------------------------------------------------- ------------------------- -----------
                                                      Amount and Nature of      Percent of
Name of Beneficial Owner                              Beneficial Ownership      Class
----------------------------------------------------- ------------------------- -----------
J.D. Nichols                                          252,300.6459 (1)          7.92%
----------------------------------------------------- ------------------------- -----------
All Directors and Executive Officers as a Group       252,300.6459              7.92%
----------------------------------------------------- ------------------------- -----------

     (1)  These Shares are owned of record by NTS  Corporation and affiliates of
          Mr. Nichols,  including  Barbara  Nichols,  the wife of J.D.  Nichols,
          ORIG, LLC ("ORIG"), and Ocean Ridge Investments, Ltd. ("Ocean Ridge").
          NTS Corporation is wholly owned directly and through certain  entities by Messrs.  Nichols and Lavin, with respect to which Mr. Nichols holds voting and  investment  authority.  Mr. Nichols is the manager of ORIG and the  Director  of the  general  partner  of Ocean  Ridge and holds voting and investment authority over shares of the Fund owned by these entities.

Management Agreement

In 1997, the Fund entered into property  management  agreements  relating to the two development projects it fully owns, Fawn Lake, Virginia, and Lake Forest II,
Kentucky,  and the Lake Forest, Orlando project, which is 50% owned by the Fund.
Under  this  agreement,   NTS  Residential   Management   Company   (Residential
Management), an affiliate of NTS Corporation, manages the development, marketing and day-to-day  operations of the  properties.  Residential  Management is to be reimbursed  for the actual cost of such  operations and will receive an Overhead
Recovery  Fee of 3.75% of the net cash flow of the  properties.  During the year ended December 31, 2002, the Fund incurred  approximately  $2,312,000 in expense reimbursements and $843,000 in Overhead Recovery Fees.

Incentives

The  Management   Agreement  also  provides  the   opportunity  for  Residential
Management  to receive an incentive  payment.  If and when the cash flow becomes sufficient to bring  distributions to  Stockholders,  including those previously made,  equal to the amount of the original  investment,  Residential  Management will receive an incentive fee of 10% of the Net Cash Flow of the projects.

The  original  Stockholder  investment  in the  NTS  Mortgage  Income  Fund  was
approximately   $63,690,000.   As  of  December  31,  2002,   distributions   of
approximately $23,141,000 have been made.

Advances from Affiliates

The Fund has received  advances from an affiliate of the Fund's Sponsor,  net of repayments,  totaling  approximately $0 and $213,000 as of December 31, 2002 and
2001, respectively. As of December 31, 2002 and 2001, the advances bear interest at the Prime Rate.

As of  December  31,  2002,  accounts  payable  -  affiliates  of  approximately
$8,034,000 is owed to NTS  Development  Company and  Residential  Management for
salary and overhead  reimbursements.  NTS  Development  Company and  Residential
Management have agreed to defer amounts owed to them by the Fund as of March 31,
2002, and those amounts will accrue during fiscal 2003 through the period ending
March 31, 2004,  other than as  permitted  by the Fund's cash flows.  Management believes  that NTS  Development  Company  and  Residential  Management  have the financial  ability  to defer

                                       10

amounts  owed them by the Fund.  There can be no  assurances  that this level of support will continue past March 31, 2004.

Stockholder Proposals

Stockholder  proposals for the 2004 Annual Meeting of the Stockholders  will not be included in the Fund's Proxy  Statement for that meeting  unless  received by the Fund at its executive office in Louisville,  Kentucky,  on or before January
9, 2004.  These proposals must also meet the other  requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

OTHER MATTERS

As of the date of this Proxy Statement,  the above is the only business known to management to be acted upon at the Meeting.  However, if other matters not known to management should properly come before the Meeting,  the persons appointed by the signed proxy intend to vote in accordance with their best judgment.

                                        By the order of the Board of Directors,

                                        /s/ Neil A. Mitchell

                                        NEIL A. MITCHELL
                                        Secretary and Treasurer

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Englewood, Colorado
May 15, 2003

A copy of the NTS Mortgage  Income Fund 2002 Annual Report to the Securities and
Exchange  Commission on Form 10-K  ("Report")  will be supplied  without charge.
Requests for the Report should be directed to:

         NTS Mortgage Income Fund
         c/o NTS Corporation
         10172 Linn Station Road
         Louisville, Kentucky 40223

YOUR VOTE IS  IMPORTANT.  THE PROMPT  RETURN OF  PROXIES  WILL SAVE THE FUND THE
EXPENSE OF FURTHER REQUESTS FOR PROXIES.  PLEASE COMPLETE BOTH SIDES, SIGN, DATE
AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

The Fund's audited financial  statements for the period ended December 31, 2002, as well as  information  regarding  the  transactions  between  the Fund and NTS
Corporation  and its  affiliates,  included in the Fund's 2002 Annual Report,  a copy of which has been delivered  concurrently with Proxy Statement,  are hereby incorporated herein by reference.

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